                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                            ------------------------


        Date of Report
        (Date of earliest
        event reported):        July 1, 2003


                           Alliant Energy Corporation
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-9894                        39-1380265
---------------              --------------------                 ----------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


               4902 North Biltmore Lane, Madison, Wisconsin 53718
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (608) 458-3311
                          -----------------------------
                         (Registrant's telephone number)

Item 5.   Other Events and Regulation FD Disclosure.

          On July 1, 2003, Alliant Energy Corporation (the "Company") agreed to sell 15,000,000 shares of its common stock at $19.25 per share to the public in a public offering through Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Robert W. Baird & Co. Incorporated, Lehman Brothers Inc., Wachovia Capital Markets, LLC and The Williams Capital Group, L.P. The underwriters also have an option to purchase up to 2,250,000 additional shares of common stock at the same price per share to cover any over-allotments. The public offering of the shares is expected to close on July 8, 2003.

          The net proceeds from the offering will be approximately $276.8 million assuming no exercise of the underwriters' over-allotment option. The Company will use the net proceeds from the offering to make capital contributions to its domestic utility subsidiaries. The Company's domestic utility subsidiaries will use these funds for repayment of debt and financing the development and construction of new generation and distribution facilities, funding additional working capital, financing capital expenditures and other general corporate purposes.

          The common stock was registered pursuant to a Registration Statement on Form S-3 (Registration No. 333-104269) that the Company filed with the Securities and Exchange Commission relating to the public offering, pursuant to Rule 415 of the Securities Act of 1933, as amended, of up to an aggregate of $400,000,000 of securities of the Company. In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated July 1, 2003, and prospectus, dated June 20, 2003, relating to the public offering of common stock described above, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 7. Financial Statements and Exhibits."

Item 7.   Financial Statements and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (1) Purchase Agreement, dated July 1, 2003, among Alliant Energy Corporation and Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert
                     W. Baird & Co. Incorporated, Lehman Brothers Inc., Wachovia Capital Markets, LLC and The Williams Capital Group, L.P., as representatives of the underwriters named therein.

               (5)   Opinion of Foley & Lardner, dated July 1, 2003.

               (23) Consent of Foley & Lardner (contained in Exhibit (5) hereto).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALLIANT ENERGY CORPORATION



Date: July 3, 2003                    By: /s/ Thomas L. Hanson
                                          -----------------------------
                                          Thomas L. Hanson
                                          Vice President and Treasurer

                           ALLIANT ENERGY CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                               Dated July 1, 2003

Exhibit
Number
------

(1) Purchase Agreement, dated July 1, 2003, among Alliant Energy Corporation and Banc of America Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, Lehman Brothers Inc., Wachovia Capital Markets, LLC and The Williams Capital Group, L.P., as representatives of the underwriters named therein.

(5)            Opinion of Foley & Lardner, dated July 1, 2003.

(23)           Consent of Foley & Lardner (contained in Exhibit (5) hereto).